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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1996, in the Registration Statement (Form S-1) and related Prospectus of Emergent Group, Inc. for the registration of 3,000,000 shares of its Common Stock.

                                          ELLIOTT, DAVIS & COMPANY, L.L.P.

Greenville, South Carolina
September 20, 1996